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                                                                   EXHIBIT 10.51


                            AMENDMENT NUMBER TWO (2)
                     TO COOPERATIVE RESEARCH AND DEVELOPMENT
                                AGREEMENT AI-0062


This Amendment Number Two (2) to Cooperative Research and Development Agreement ("CRADA") AI-0062 between Aviron ("Collaborator") and the National Institute of Allergy and Infectious Diseases ("NIAID"), will be effective as of the date of the last duly authorized signature below. The CRADA, which is entitled "Development of a Live, Attenuated Cold-Adapted Influenza Vaccine," was executed on June 12, 1995 for a term of five (5) Years and was first amended on August 3, 1999.

The purposes of this second Amendment are to add clinical trial-related provisions to the CRADA, to modify the Research Plan and budget to allow for [***], and to extend the term of the CRADA for an additional three (3) Years to allow [***] described in the modified Research Plan.

This Amendment is being executed in duplicate. The Collaborator shall retain one original, and one original shall be retained by NIAID.

Except as herein amended, all of the other terms and conditions of the CRADA shall remain in full force and effect.

Pursuant to Article 14.6 of the CRADA, both Parties do hereby amend the CRADA as follows:

I.      Extension of CRADA Term

        In order to continue the clinical research program described in Appendix B (Research Plan) of the CRADA as modified below, the term of the CRADA is extended by three (3) years. The new expiration date for the CRADA will be June 12, 2003.

II.     Modifications to Appendix B (Research Plan)

        Appendix B is amended by changing or adding the following for CRADA Years 4 through 8:

        A.     Background

               As stated in the original Research Plan, dated May 19, 1995, the CRADA has been, and continues to be, undertaken to advance the live attenuated, cold-adapted (ca) influenza vaccine system ("CAIV-T") to an FDA-approved vaccine for use [***]. To accomplish this goal, it was felt, in 1995, that the NIH and the Collaborator would need to show that the vaccine could be consistently


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


               manufactured and remain safe after transfer to a new producer, and that [***] envisioned was efficacious in the target populations.

               Clinical trials conducted under the CRADA since 1995, include [***]. The original goals of the CRADA, i.e. to show consistent manufacture and safety after transfer to a new producer, and efficacy in a target population, [***]

        B.     Description of the Revised Clinical Research Program

               This Research Plan describes a clinical research program that includes, or will include the following studies:

                      [***]

                      [***]

                      [***]

                      [***]

                      [***]

               [***]

        C.     Respective Contributions of the Parties

               Changes in each Party's contributions to the clinical studies for CRADA Years 6, 7 and 8 are as follows:

                      Enrollment of Subjects by DMID Contractors        [***]
                      and Grantees
                      Operations Manual, Case Report Forms              [***]
                      IND preparation and filing                        [***]
                      Data reports for regulatory filings               [***]
                                                                        (related
                                                                        to IND
                                                                        sponsor)
                      Supply of all vaccine for                         [***]
                      investigator-proposed trials
                      Special requirements of                           [***]
                      investigator-proposed trials
                      Monitoring of Study sites:


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                          Study #1 [(***)]                              [***]
                          Study #2 [(***)]                              [***]
                          Study #3 [(***)]                              [***]
                          Study #4 [(***)]                              [***]
                          Study #5 [(***)]                              [***]
        Note: NIH is not required to produce the live virus challenge lots as described in the original Research Plan.

III. Modifications to Appendix C (Financial and Staffing Contributions of the Parties)

        Appendix C is amended by changing the following for CRADA Years 1 through 5:

        Item E. ("Contract support"), including accompanying footnote 2, of
        Section III. entitled "Annual Collaborator Contributions (internal)" is hereby deleted in its entirety.

        Appendix C is amended by changing or adding the following for CRADA Years 6, 7 and 8:

        I.     Annual NIH Institute (DMID, NIAID) Contributions (internal):

               A.     Supply funds:         [$***]

               B.     Equipment funds:      [$***] (photocopier and/or computer
                                                   equipment)

               C.     Time requirements of NIAID personnel: [***] FTE
                                                                  Professional
                                                            [***] FTE
                                                                  Administrative

               D. Contract and Grant/Cooperative Agreement support provided to Study site institutions by NIAID:

                      CONTRACTS                                     ANNUAL BUDGET
                      ---------                                     -------------
                      [***]                                             $ [***]
                      [***]                                             $ [***]
                      [***]                                             $ [***]
                      [***]                                             $ [***]
                      [***]                                             $ [***]
                      [***]                                             $ [***]
                      Sub-Total                                         $* [***]*


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


        *Exact amounts spent at any one Contract site may vary from Year to Year but the annual total Contract expenditure is expected to remain constant at approximately 2.0 million U.S.
        dollars per year.

                      COOPERATIVE AGREEMENT                     ANNUAL BUDGET
                      [***]                                           $ [***]
                      Sub-Total                                       $ [***]
                      Total NIAID Support                             $ [***]

II. Funds to be Provided to NIH (DMID, NIAID) by the Collaborator Annually:

        A.     Supply funds:                [$***]

        B.     Equipment funds:             [$***]

        C.     Travel funds:                [$***]

                                            travel to contract and cooperative
                                            agreement sites travel to scientific
                                            meetings travel to DSMB

        D.     Personnel funds:             [$***]

                                            [***]

        E.     Contract support:            [$***]

        F.     Overhead:                    [$***]

               Total:                       [$***]

        No full-time permanent NIH employees will be supported by funds provided by the Collaborator to NIH under this CRADA.

        CRADA payment schedule and instructions:

               1. Funds for CRADA Year 6 are due at NIAID on [***], which is the [***]

               2.     Funds for subsequent CRADA Years are due at NIAID [***]

                      3. The Collaborator shall make CRADA checks payable to "National Institute of Allergy and Infectious Diseases," shall reference the CRADA


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


                      number (AI-0062) and the NTH CAN number (if known) on the checks, and send them to NIAID as follows:

                             Office of Technology Development
                             National Institute of Allergy and Infectious
                               Diseases
                             National Institutes of Health
                             31 Center Drive, MSC 2137
                             Building 31, Room 3B62
                             Bethesda, MD 20892-2137
                             Attn: Director

               4. The Collaborator authorizes NIAID to redistribute these funds between categories to support the objectives of this CRADA.

III. Annual Collaborator Contributions (internal): (All U.S. Dollars in Thousands ($000))

                                                      Year 6    Year 7    Year 8
                                                      ------    ------    ------
        A.        Supply funds:                      [$ ***       ***      ***
        B.        Equipment funds(1):                 $ ***       ***      ***
        C.        Travel funds:                        $***       ***      ***
        D.        Time requirements of Company          ***       ***      ***
                  personnel (approximate FTE
                  Requirements)
        E.        Monitoring Costs:                   $ ***       ***     ***]


               Notes:

               Internal contributions shown are estimated costs, dependent upon trial scheduling, and not including costs relating to study drugs provided by Collaborator.

IV.     Modifications to the CRADA (Appendix D)

        The Agreement is modified as follows:

        A.     The following twelve new provisions are added to Article 2:


--------

(1) Collaborator will provide sufficient support to fulfill its obligations under the Research Plan.


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               2.9    "ADVERSE DRUG EXPERIENCE" means an adverse clinical
                      experience as defined under 21 C.F.R. Section 310.305 or
                      Section 312.32 as applicable.

               2.10 "ANNUAL REPORT" means the brief report of the progress of an IND associated investigation that the IND sponsor is required to submit to the FDA within sixty (60) days of the anniversary date on which the IND went into effect (pursuant to 21 C.F.R. Section 312.33).

               2.11 "CLINICAL DATA AND RESEARCH RESULTS IN NIH'S POSSESSION AND CONTROL" means all data obtained by NIH under Contract(s) with Extramural Investigator(s) for completion of Studies within the scope of the Protocol(s), and all information and data in the NIH-sponsored INDs for the Study Drug.

               2.12 "CONTRACT" means a written funding agreement between the Government and an eligible party ("the Contractor"), which is subject to the Federal Acquisition Regulations, Title 48 CFR. For purposes of this CRADA, the term "Contract" includes research and development Contracts, under which the Contractor performs research and development work for the Government with an expectation of the delivery to the Government of a report, data, material(s) and/or other product(s) resulting from the research and development work.

               2.13 "EXTRAMURAL INVESTIGATOR(s)" means the principal investigator(s) who conduct(s) research under an NIH-funded Contract, Grant or Cooperative Agreement.

               2.14 "GRANT" means a financial assistance mechanism through which the Government provides money, property, or both to an eligible party to carry out a Government-approved project or activity. A "Cooperative Agreement" is a type of Grant in which there is substantial programmatic involvement of the Government funding agency in the project or activity.

               2.15 "IND" means an Investigational New Drug Application submitted to the FDA to receive approval to conduct experimental clinical trials.

               2.16 "INFLUENZA PROGRAM OFFICER" means the individual within DMID who has primary responsibility for the research activities of the DMID Influenza Program and all administrative responsibility for that program's Grants and Cooperative Agreements, and who serves as the liaison between the Collaborator and the Project Officer and/or the Extramural Investigator(s).


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               2.17   "PROJECT OFFICER" means the individual within DMID whose
                      responsibilities include oversight of the Contract(s) relevant to the research to be conducted under this CRADA.

               2.18 "PROTOCOL(s)" means the Study protocols that are described briefly in the Research Plan (Appendix B) and that are incorporated herein by reference.

               2.19 "STUDY(ies)" means the work performed by the Principal Investigators and the Extramural Investigator(s) in connection with the Protocol(s).

               2.20 "STUDY DRUG" means [***]. The term also includes a finished dosage form that does not contain an agent but is intended to be used as a placebo, as stated in the definition of "Drug product" at 21 C.F.R. Section 210.3(a)(4).

        B. Article 3.5 is deleted in its entirety and replaced by the following:

               3.5 INVESTIGATIONAL NEW DRUG APPLICATIONS (INDS). The Parties expect that either NIH or the Collaborator will submit an IND that may cross-reference an IND sponsored by the other. The Collaborator will supply all manufacturing information required by the FDA in support of the INDs.

                      a. The Collaborator owns IND numbers [***] ("Aviron INDs"). [***] The Collaborator shall allow NIH to review, cross-reference or, as appropriate, otherwise use those INDs for the conduct of clinical trials involving the technology that is the subject of this CRADA.

                      b. [***] NIH shall allow the Collaborator and those corporate entities that Collaborator may from time to time designate in writing to review, cross reference or, as appropriate, otherwise use those INDs for the conduct of clinical trials involving the technology that is the subject of this CRADA, and to fulfill all the requirements necessary to obtain regulatory approval to market products that incorporate the technology that is the subject of this CRADA and to use in patent applications covering the technology. Subject to Article 9.8 and to the extent permitted by law, NIH shall make available [***]

                             c. Both Parties shall keep the information in these INDs confidential in accordance with Article 9. However, nothing in this Agreement shall prohibit NIH or the Extramural Investigator(s) from


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


                      publishing in accordance with NIH policy or submitting to the U.S. or international patent offices [***]

        C.     The following five new provisions are added to Article 3:

               3.6 PROTOCOL MODIFICATION. The Studies will be conducted in strict accordance with the Protocol(s) and no changes in the finalized Protocol(s) will be made unless mutually agreed upon in advance by both Parties. If the appropriate Institutional Review Board (IRB) [***] the Protocol(s) or the informed consent form(s), both Parties agree to [***] the Protocol(s) and/or informed consent form(s) as appropriate.

               3.7 DRUG INFORMATION AND SUPPLY. The Collaborator agrees to provide to the Extramural Investigators, at time and in quantities that are commercially reasonable, [***] in sufficient quantity to complete the clinical trial Protocol(s) funded by NIH. The Collaborator will provide lot release documents to NIH for each lot of finished Study Drug provided for clinical trials.

               3.8 DRUG DELIVERY AND USAGE. The Collaborator shall ship the Study Drug to the Study sites in appropriately marked containers in accordance with the Code of Federal Regulations.

               3.9 PROTECTION OF HUMAN SUBJECTS. All human clinical trials performed under this CRADA shall conform to the appropriate federal laws including, but not limited to, all applicable FDA regulations and DHHS regulations relating to the protection of human subjects (see 45 C.F.R. Part 46). Additional information is available from the NIH Office for Protection from Research Risks, Telephone, 301-496 7163.

               3.10 MONITORING. For each Study, responsibility for clinical site monitoring and the quality assurance of all data will be established prior to the start of the Study. Monitoring shall be done in compliance with FDA Good Clinical Practices Guidelines.

        D.     The following two sentences are added to the end of Article 4.1:

               Copies of the Annual Reports and other pertinent IND data (including, but not limited to, clinical brochure data, and formulation and preclinical data, including toxicology findings) will be exchanged by the Parties as they become available. Exchange of copies of the Annual Reports will fulfill the Parties' reporting requirements under this Article 4.1.

               Article 4.1 now reads as follows:


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


               4.1 INTERIM REPORTS. The Parties shall exchange formal written interim progress reports on a schedule agreed to by the PIs, but at least within six (6) months after this CRADA becomes effective and at least within every six (6) months thereafter. Such reports shall set forth the technical progress made, identifying such problems as may have been encountered and establishing goals and objectives requiring further effort. Copies of the Annual Reports and other pertinent IND data (including, but not limited to, clinical brochure data, and formulation and preclinical data, including toxicology findings) will be exchanged by the Parties as they become available. Exchange of copies of the Annual Reports will fulfill the Parties' reporting requirements under this Article 4.1.

        E.     The following new provision is added to Article 4:

               4.3 ADVERSE DRUG EXPERIENCE REPORTING. In accordance with FDA requirements, the Party that sponsors the IND (hereinafter referred to as the "IND Sponsor"), shall establish and maintain records and make reports to the FDA as required by 21 C.F.R. Section 310.305 and 21 C.F.R. Section 312.32 as applicable. In the conduct of research under this CRADA, the Parties also agree to adhere to specific NIH and NIAID guidelines and policies for reporting Adverse Drug Reporting, as specified in each Protocol. The IND Sponsor agrees to provide to the other Party copies of all Adverse Drug Experience reports concurrently with their submission to the FDA, including copies of any warning letters or other information affecting the safety and/or well-being of human subjects in research conducted under this CRADA.

        F. Article 9.1 is deleted in its entirety and replaced by the following:

               9.1 RIGHT OF ACCESS. NIH and the Collaborator agree to exchange all Clinical Data and Research Results, and Raw Data produced in the course of research under this CRADA, whether developed solely by NIH, jointly with the Collaborator, or solely by the Collaborator. Tangible research products developed under the CRADA will be shared equally by the Parties to the CRADA unless other disposition is agreed to by the Principal Investigators. The Parties to the CRADA will be free to utilize Clinical Data and Research Results and Raw Data for their own purposes, consistent with their obligations under this CRADA.

                      [***]

        G. Article 9.2 is deleted in its entirety and replaced by the following:


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               9.2    OWNERSHIP OF AND ACCESS TO CLINICAL DATA AND RESEARCH
                      RESULTS. Subject to the requirements of Article 3.5 and
                      Article 9.1, the [***] The Collaborator's right of access to data produced by Extramural Investigator(s) is set forth in Article 9.8.

        H.     The seventh sentence of Article 9.3 is amended as follows:

               Unless disclosure is otherwise mutually agreed upon, the Parties to this CRADA agree to keep Clinical Data and Research Results in NIH's Possession and Control, and Raw Data received by NIH confidential, to the extent permitted by law, until published or reasonable opportunity has been provided for publication, or filing or publication of corresponding IP applications. (The Parties mutually agree that Collaborator may share, Clinical Data and Research Results, and Raw Data with regulatory agencies and, under appropriate confidentiality agreements, its commercial partners, advisory bodies and otherwise as necessary to exercise its rights under Article 9.2, but shall not publish such information in academic journals.)

               Article 9.3 now reads as follows:

               9.3 CONFIDENTIAL INFORMATION. Each Party agrees to limit its disclosure of Confidential Information to [***], and shall place a confidentiality notice on all such information. Materials required for the RP may also be designated as Confidential Information from the party receiving Confidential Information. Each party receiving Confidential Information from the other Party agrees that any information so designated shall be used by it [***]. Any party may object to the designation of information as Confidential Information by another Party and may decline to accept such information. In addition to all other information identified as Confidential Information as set forth in Section 2.2 above, [***] may be designated as Confidential Information when they are [***], and advance designation of such data and product categories is set forth in the Research Plan. The exchange of confidential information, e.g., [***] should be similarly limited and treated. Unless disclosure is otherwise mutually agreed upon, the Parties to this CRADA agree to keep [***], to the extent permitted by law, [***]. (The Parties


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                      mutually agree that Collaborator may [***] The use of
                      Confidential Information shall be governed by Sections 9.4 and 9.6 below. However, nothing contained herein shall be deemed to [***] consistent with NIH policy. Information provided to one or more third parties pursuant to Confidential Disclosure Agreements in connection with their determination of the desirability of entering into a CRADA for [***] shall be maintained as Confidential Information.

        I.     The following new provisions are added to Article 9:

               9.8 EXTRAMURAL RESEARCH AND DATA. In pursuing the development of the Study Drug under this CRADA, NIH may utilize Extramural Investigator(s) for part or all of the completion of the Protocol(s) through either Grants, including Cooperative Agreements, or Contracts. However, those Extramural Investigator(s) are not parties to this CRADA, and this CRADA does [***],

                      a. To the extent permitted by law and subject to the other provisions of Article 9 of this CRADA, NIH shall [***] all Clinical Data and Research Results [***] as Confidential Information, and make them available [***] to the Collaborator for [***] and for [***].

                      b. In the case of an Extramural Investigator(s) being funded under a Contract, NIH shall [***] a Contract for preclinical studies or clinical trials for the development of the Study Drug unless the Extramural Investigator(s) agree(s) to [***] and agrees to [***] in accordance with Article 9.8(a) for [***] and for [***].

                      c. In the case of an Extramural Investigator(s) being funded under a Grant or Cooperative Agreement, NIH shall [***] all Extramural


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                             Investigator(s) participating in the Studies
                             sponsored by NIH and using the Study Drug to [***] with the Collaborator in providing [***]. However, NIH's [***] will not constitute a [***] a Grant award to the Extramural Investigator(s).

                      d. Collaborator acknowledges that NIH is [***] for management of clinical trials at the Study site of each Extramural Investigator, and NIH acknowledges the [***] by Collaborator to [***] and agrees to [***] Extramural Investigators to [***] to the Collaborator as described in Article 9.8(c).

                      e. In seeking direct access to Raw Data, Clinical Data and Research Results or any other information that is in the possession of Extramural Investigator(s) working with the Study Drug under the sponsorship of NIH, the Collaborator shall first contact the Influenza Program Officer, who currently is [***]. For efficiency, direct contact between Collaborator and Extramural Investigators for certain types of discussions may be arranged by the NIAID Influenza Program Officer and Collaborator on a study by study basis. Subsequent to authorization by DMID, the Collaborator may directly contact the Extramural Investigator(s). Costs associated with providing Raw Data, Clinical Data and Research Results or any other information to the Collaborator in customized formats shall be borne by the Collaborator.

                      f. The Collaborator's exclusive access under subsection (a) above to Clinical Data and Research Results in NIH's Possession and Control is dependent, however, upon [***]. If the Collaborator [***] without the transfer of its [***] to another party within [***], NIH retains the right to make the Clinical Data and Research Results in NIH's Possession and Control available to another party.

               9.9 MATERIAL TRANSFER AGREEMENTS BETWEEN COLLABORATOR AND STUDY SITE INSTITUTIONS. The Parties acknowledge that Collaborator requires that an appropriate Materials Transfer Agreement (MTA) be in place and maintained with each Study site institution for each shipment of Study Drug provided as a condition of receipt and use by the Extramural Investigator (to manage and protect, among other matters, the intellectual


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                      and physical property rights of Collaborator in the Study
                      Drug). With respect to MTAs, the Parties agree as follows:

                      a. Collaborator acknowledges that NIH funds the Study site institutions under Contracts or Cooperative Agreements and is the IND Sponsor for certain of the Protocols, and therefore the Study site institutions have certain preexisting contractual or other legal obligations to the NIH. NIH acknowledges that Collaborator entered into certain MTAs with Study site institutions. The Parties collectively acknowledge that these agreements [***]. Accordingly, in order to ensure that [***] do not impede the progress of the Studies, [***]. As an example of the foregoing, [***]

                      b. For further shipments of Study Drug for which Collaborator requires new MTAs, Collaborator shall [***]

        J. Article 11.2 is deleted in its entirety and replaced by the following:

               11.2 UNILATERAL TERMINATION. Either NIH or the Collaborator may unilaterally terminate this entire CRADA at any time by giving written notice at least six (6) months prior to the desired termination date, and any rights accrued in property, patents or other IP rights shall be disposed of as provided in Article 11.1.

        K.     The following new provision is added to Article 11:

               11.6 ALTERNATIVE SOURCES OF SUPPLY AND RESEARCH LICENSE IN THE EVENT THE COLLABORATOR TERMINATES DEVELOPMENT OF THE STUDY DRUG

                      a. If the Collaborator elects to terminate its development of the Study Drug without the transfer of its development efforts and obligations under this CRADA to another party acceptable to NIH within [***] of discontinuation, and NIH wishes to continue its development of the Study Drug, then the Collaborator shall:

                             (i)    [***]; or

                             (ii)   [***]

                      b. In the event that Collaborator provides written notification that Collaborator is terminating development of Study Drug, and only to the extent permitted by the Materials Transfer and Intellectual Property Agreement between Aviron and the University of


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


                      Michigan effective February 24, 1995 (redacted version attached hereto as Exhibit I), the Collaborator [***]

        L.     The following three new provisions are added to Article 14:

               14.13 FDA MEETINGS. All meetings with the FDA concerning clinical studies for the development of the Study Drug within the scope of the CRADA Research Plan will be discussed by the Collaborator and NIH in advance and will be held on mutually agreed upon dates. The Collaborator reserves the right to set jointly with NIH the agenda for any such meeting.

               14.14 CONFLICTS. In the event of a conflict between the Protocol(s) incorporated herein by reference and the other provisions of this Agreement, the other provisions of this Agreement shall prevail.

               14.15 STATUTORY COMPLIANCE. NIH and the Collaborator agree to conduct the Studies in accordance with the applicable portions of the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. Section 301 et. seq., and its implementing regulations including FDA good clinical practices guidelines and other applicable federal statutes and regulations.

        M. Article 15.2 is deleted in its entirety and replaced by the following:

               15.2 SURVIVABILITY. The provisions of Articles 3.5, 3.7, 4.2, 4.3, Articles 5-9, 11.3, 11.4, 11.5, 11.6, 12.1, 13.2,
                      13.3, 13.4, 14.1, 14.10 and 15.2 shall survive expiration or earlier termination of this CRADA.


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






                          SIGNATURES BEGIN ON NEXT PAGE







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PAGE 15 OF 16                                                       CONFIDENTIAL

                    AMENDMENT NUMBER TWO (2) TO CRADA AI-0062

                                 SIGNATURE PAGE

FOR NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES:

/s/ John R. LaMontague, Ph.D.               6/12/00
-----------------------------------
John R. LaMontague, Ph.D.                   Date
Deputy Director

Mailing Address for Notices:

Office of Technology Development
National Institute of Allergy and Infections Diseases
National Institutes of Health
Building 31, Room 3B62
31 Center Drive, MSC 2137
Bethesda, MD  20892-2137
(301) 496-2644/tel.
(301) 402-7123/fax
Attn: Director

FOR AVIRON:

/s/ C. Boyd Clarke                          June 6, 2000
-----------------------------------
C. Boyd Clarke                              Date
President and CEO

Mailing Address for Notices:
Aviron
297 North Bernard Avenue
Mountain View, CA  94043
(650) 919-6500/tel.
(650) 919-6610/fax



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PAGE 16 OF 16                                                       CONFIDENTIAL